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                SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549



                             FORM 8-K

                          CURRENT REPORT



              Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934


                          Date of Report
                        September 25, 1996


                 FIRST AMERICAN SCIENTIFIC CORP.
      (Exact name of registrant as specified in its charter)


                              NEVADA
          (State or other jurisdiction of incorporation)


      0-27094                                   88-0338315
(Commission File No.)                        (IRS Employer ID)



                409 Grandville Street, Suite 303
              Vancouver, British Columbia   V6C 1T2
      (Address of principal executive offices and Zip Code)



                          (604) 681-8656
       (Registrant's telephone number, including area code)









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ITEM 4.   CHANGE OF REGISTRANTS CERTIFYING ACCOUNT.

     (a) At its board meeting on September 16, 1996, the Board of Directors of the Registrant engaged William & Webster, P.S.,
Certified Public Accountants, as its independent auditor for 1996.

     (b) The accounting firm of Robert Moe & Associates, P.S. was replaced as a result of their resignation. There were no disagreements with Robert Moe & Associates, P.S. on any matter of accounting principles or practices, financial disclosure, or auditing scope or procedure or any reportable events.

     (c)  Since inception of the Registrant, Robert Moe &
Associates's reports on the financial statements have contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     (d) Robert Moe & Associates has provided a letter addressed to the Securities and Exchange Commission stating its reason for resignation. A copy of which is filed as "Exhibit 16" to this Form 8-K.


ITEM 7.   Financial Statements and Exhibits

     (b) The following exhibits are hereby made part of this Form 8-K:

Exhibit No. 16.1    Letter from Robert Moe & Associates, P.S. to
                    First American Scientific Corp.

Exhibit No. 16.2    Letter from Robert Moe & Associates, P.S. to
                    the Securities and Exchange Commission.


                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         FIRST AMERICAN SCIENTIFIC CORP.



                         BY:  /s/ Jack E. Lovelock,
                              Secretary/Treasurer, Chief Executive
                              Officer, Principal Accounting Officer
                              and Chairman of the Board of
                              Directors

DATED: September 26, 1996.